DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Global Fund
Diamond Hill International Fund
Diamond Hill Short Duration Securitized Bond Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund

Supplement dated November 20, 2020
to the Prospectus dated February 28, 2020 As Amended (“Prospectus”), and to the Statement of Additional Information dated February 28, 2020 As Amended (“SAI”)

The purpose of this supplement is to inform you of certain updates to the above-listed series (each a “Fund” and together the “Funds”), each a Fund of the Diamond Hill Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved a plan to close and liquidate Class C shares of each of the applicable Funds.

Accordingly, effective December 4, 2020 at 4:00 pm Eastern Time, (the “Closure Date”), Class C shares of the each of the applicable Funds will close to new investors and to subsequent investments by existing shareholders (except through reinvested dividends). New or additional investments into Class C shares, including investments through an automatic investment plan, will not be permitted after the Closure Date.

On or about February 19, 2021, Class C shares will be liquidated and cease operations (the “Conversion Date”). Any shareholders who remain invested in Class C shares as of the Conversion Date will have their shares automatically converted to Class A shares of the applicable Fund as of the close of business on the Conversion Date. There will be no fees charged in connection with the conversion.

Effective on the Conversion Date, the front-end sales load applicable to purchases of each Fund’s Class A shares will be waived on investments made in each in conjunction with the liquidation of Class C shares. In addition, as of that date, any contingent deferred sales charge applicable to redemptions of Class C shares will be waived in conjunction with the conversion to Class A shares. The conversion will occur on a tax-free basis, and the value of a shareholder's account will not change as a result of this transaction.

Accordingly, effective as of the Conversion Date, all references to Class C shares of each Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Each Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.

Effective February 28, 2021, the Class A shares of each of the Funds will be renamed Investor shares.

Accordingly, all references to Class A shares within the Prospectus and Statement of Additional Information will be replaced with Investor shares.

Effective February 28, 2021, the initial sales charge on Investor shares (previously Class A shares) will be eliminated. Investor shares will no longer be subject to an initial sales charge.

The eligibility requirements for Investor shares will remain the same as for Class A shares, with the exception of the Diamond Hill Short Duration Securitized Bond Fund. The Diamond Hill Short Duration Securitized Bond Fund Investor shares will now be available to the same investors and eligibility as Class I shares of the Fund.

Accordingly, all references to initial sales charges on Investor shares (previously Class A shares) in the Prospectus and Statement of Additional Information will be eliminated.

Statement of Additional Information

Elizabeth Kessler’s term as a Trustee of the Trust has expired. Peter Sundman has resigned as a Trustee of the Trust. Thus, both individuals are no longer Trustees of the Trust. Accordingly, all references to Elizabeth Kessler and Peter Sundman are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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